Exhibit 10.5

FIRST AMENDMENT
TO CREDIT AND GUARANTY AGREEMENT

This FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of May 19, 2017, by and among TAO GROUP OPERATING LLC, a Delaware limited liability company (“Company”), TAO GROUP INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Holdings”), certain Subsidiaries of Company as Guarantors, the Lenders identified on the signature pages hereto and GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., a Delaware limited partnership (“GSSLG”), as Administrative Agent for the Lenders (together with its permitted successors and assigns in such capacity, “Administrative Agent”) and as Collateral Agent for the Lenders (together with its permitted successors and assigns in such capacity, “Collateral Agent”).

W I T N E S S E T H

WHEREAS, the Credit Parties, the Lenders and GSSLG, as Administrative Agent, Collateral Agent and Lead Arranger, are parties to that certain Credit and Guaranty Agreement, dated as of January 31, 2017 (the “Existing Agreement”; the Existing Agreement, as amended by this Amendment, the “Amended Agreement”; and as the Amended Agreement may hereafter be amended, restated, amended and restated, joined, supplemented and/or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Credit Parties have requested that Administrative Agent and the Lenders amend certain terms of the Existing Agreement as set forth herein, and Administrative Agent and the Lenders are willing to amend certain terms of the Existing Agreement as set forth herein, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.Defined Terms. Each capitalized term used herein and not defined herein shall have the meaning ascribed to such term in the Amended Agreement.

2.Amendment to the Existing Agreement. Effective as of the Effective Date (as defined below), the Existing Agreement is hereby amended as follows:

(a)Section 1.01. The definition of “Excluded Securities” contained in Section 1.01 of the Existing Agreement is hereby amended by (i) deleting the word “and” at the end of subsection (e) thereof, (ii) deleting the period at the end of subsection (f) thereof and replacing it with “; and”, and (iii) adding a new subsection (g) thereafter to read as follows:

“(g)    any L/C Collateral Note for so long as such L/C Collateral Note continues to serve as collateral to secure any of the Restricted

Parties’ reimbursement obligations under any Third Party Letter of Credit issued by a Third Party L/C Issuer.”

(b)Section 1.01. The definition of “L/C Revolving Loan” contained in Section 1.01 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

““L/C Revolving Loan” means any Revolving Loan made by Lenders to the Company solely for the purpose of providing L/C Cash Collateral or acquiring any L/C Collateral Note, to the extent permitted by Sections 6.01, 6.02 and 6.07, as applicable, for so long as the proceeds of such L/C Revolving Loan continues to serve as L/C Cash Collateral or the L/C Collateral Note acquired with the proceeds of such L/C Revolving Loan continues to serve as collateral to secure any of the Restricted Parties’ reimbursement obligations under any Third Party Letter of Credit, as applicable, subject to Section 2.07(a). In no event shall the aggregate outstanding principal amount of L/C Revolving Loans exceed $4,000,000 at any time.”

(c)Section 1.01. Section 1.01 of the Existing Agreement is hereby amended by adding the following defined terms in their proper alphabetical order:

““L/C Collateral Note” means any promissory note issued by a Third Party L/C Issuer (or an Affiliate of a Third Party L/C Issuer) in favor of a Restricted Party in a principal amount not to exceed the face value of the related Third Party Letter of Credit, which promissory note is pledged as collateral to secure any of the Restricted Parties’ reimbursement obligations under any Third Party Letter of Credit issued by such Third Party L/C Issuer, to the extent both such Third Party Letter of Credit is permitted by Section 6.01(k) and such L/C Collateral Note is permitted by Section 6.07(r).”

““L/C Rate” means, subject to Section 2.23, (i) from the Closing Date until the date that is two (2) Business Days after the date on which Administrative Agent shall have received the Compliance Certificate and the financial statements required to be delivered pursuant to Sections 5.01(b) and 5.01(d) for the fourth full Fiscal Quarter ending after the Closing Date, a percentage, per annum, equal to 8.00%, and (ii) thereafter, a percentage, per annum, determined by reference to the Leverage Ratio in effect from time to time as set forth below:

Leverage Ratio	L/C Rate
greater than or equal to 2.00:1.00	8.00%

Leverage Ratio	L/C Rate
less than 2.00:1.00	7.50%

No change in the L/C Rate shall be effective until two (2) Business Days after the date on which Administrative Agent shall have received the applicable financial statements pursuant to Section 5.01(b), together with a Compliance Certificate calculating the Leverage Ratio pursuant to Section 5.01(d). At any time Company has not submitted to Administrative Agent the applicable information as and when required under Section 5.01(b) or (d), the L/C Rate shall be determined as if the Leverage Ratio were in excess of 2.00:1.00. Within one Business Day of receipt of the applicable information under Section 5.01(d), Administrative Agent shall give each Lender facsimile or telephonic notice (confirmed in writing) of the L/C Rate in effect from such date. Without limitation of any other provision of this Agreement or any other remedy available to Administrative Agent or Lenders under any of the Credit Documents, to the extent that any financial statements or any information contained in any Compliance Certificate delivered pursuant to Sections 5.01(b) or 5.01(d) shall be incorrect in any material respect and Company or any other Credit Party shall deliver to Administrative Agent and/or Lenders corrected financial statements or other corrected information in a Compliance Certificate (or otherwise), Administrative Agent may (and at the direction of Requisite Lenders shall) recalculate the L/C Rate based upon such corrected financial statements or such other corrected information, and, upon written notice thereof to Company, the L/C Rate Loans (if any) shall bear interest based upon such recalculated L/C Rate retroactively from the date of delivery of the erroneous financial statements or other erroneous information in question; provided that such retroactive recalculation shall apply only for the account of Lenders holding the applicable L/C Rate Loans at the time the applicable payment was received and shall cease to apply upon the payment in full of the Loans and the termination of this Agreement. For the avoidance of doubt, only L/C Revolving Loans may bear interest at the L/C Rate.”

(d)Section 2.02(b)(i). Section 2.02(b)(i) of the Existing Agreement is hereby amended by adding the following words immediately after the phrase “Revolving Loans that are Base Rate Loans”:

“or L/C Revolving Loans”

(e)Section 2.02(b)(ii). Section 2.02(b)(ii) of the Existing Agreement is hereby amended by adding the following words immediately after the phrase “in the case of a Revolving Loan that is a Base Rate Loan”:

“or an L/C Revolving Loan”

(f)Section 2.05. Section 2.05 of the Existing Agreement is hereby amended by adding the following words immediately after the phrase “used to serve as L/C Cash Collateral”:

“or to acquire any L/C Collateral Note”

(g)Section 2.07(a). Section 2.07(a) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Except as otherwise set forth herein, each Class of Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows:

(i)if a Base Rate Loan, at the Base Rate plus the Applicable Margin;

(ii)if a LIBOR Rate Loan, at the Adjusted LIBOR Rate plus the Applicable Margin; or

(iii)	if an L/C Revolving Loan, at the L/C Rate.

Notwithstanding anything to the contrary contained herein, (a) but subject to Section 2.07(h), in no event shall (i) the Adjusted LIBOR Rate be less than 1.00% per annum or (ii) the Base Rate be less than 4.00% per annum and (b) subject to Section 2.09, all L/C Revolving Loans (in an aggregate outstanding principal amount not to exceed $4,000,000 at any time) shall bear interest at the L/C Rate for so long as the proceeds of such L/C Revolving Loan continues to serve as L/C Cash Collateral or the L/C Collateral Note acquired with the proceeds of such L/C Revolving Loan continues to serve as collateral to secure any of the Restricted Parties’ reimbursement obligations under any Third Party Letter of Credit, as applicable; provided, however, in the event that any portion of any L/C Revolving Loans are applied to reimburse the applicable Third Party L/C Issuer for obligations with respect to the applicable Third Party Letter of Credit, the Company shall promptly provide written notice thereof to Administrative Agent and, thereafter, the portion of such L/C Revolving Loans so applied to reimburse the applicable Third Party L/C Issuer shall automatically be converted to a LIBOR Rate Loan or Base Rate Loan, as selected by Company in a Conversion/Continuation Notice, with such interest accruing retrospectively to the date on which such proceeds of L/C Revolving Loans were applied to reimburse the applicable Third

Party L/C Issuer (it being agreed that if Company shall fail to deliver a Conversion/Continuation Notice within three (3) Business Days after providing the foregoing notification to Administrative Agent, then such portion of L/C Revolving Loans so applied shall automatically be converted to a LIBOR Rate Loan with an Interest Period of one month). For the avoidance of doubt, only L/C Revolving Loans may bear interest at the L/C Rate.”

(h)Section 2.07(c). Section 2.07(c) of the Existing Agreement is hereby amended by deleting the second sentence thereof and replacing it with the following:

“In the event Company fails to specify between a Base Rate Loan or a LIBOR Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice (or in the relevant notice that a portion of any L/C Revolving Loan was applied to reimburse the applicable Third Party L/C Issuer, as provided in Section 2.07(a) above), such Loan (if outstanding as a Base Rate Loan) will be automatically converted into a LIBOR Rate Loan with an Interest Period of one month on the last day of the then current month for such Loan (or if outstanding as a LIBOR Rate Loan will remain as, or (if not then outstanding) will be made as, a LIBOR Rate Loan with an Interest Period of one month).”

(i)Section 2.12(a)(i)(1). Section 2.12(a)(i)(1) of the Existing Agreement is hereby amended by adding the following words immediately after the phrase “with respect to Base Rate Loans”:

“or L/C Revolving Loans”

(j)Section 2.12(a)(ii)(1). Section 2.12(a)(ii)(1) of the Existing Agreement is hereby amended by adding the following words immediately after the phrase “in the case of Base Rate Loans”:

“and L/C Revolving Loans”

(k)Section 2.13(h). Section 2.13(h) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“(h) L/C Cash Collateral. Within five (5) Business Days of receipt by any Restricted Party or any of their respective Restricted Subsidiaries of any Cash proceeds with respect to the release of any Third Party L/C Issuer’s Lien on its L/C Cash Collateral or L/C Collateral Note, as applicable, which was funded in whole or in part with the proceeds of any L/C Revolving Loan, Company shall prepay the L/C Revolving Loans in accordance with Section 2.14(a) in an aggregate amount equal to the pro rata portion of such Cash proceeds attributable to the portion of such L/C Cash Collateral or L/C Collateral Note funded with the proceeds of any L/C Revolving Loan.”

(l)Section 2.14(a). Section 2.14(a) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Application of Voluntary Prepayments of Revolving Loans and Mandatory Prepayments of Revolving Loans. Any voluntary prepayment of any Revolving Loan pursuant to Section 2.12 and any mandatory prepayment of any Revolving Loan pursuant to Section 2.13(f) shall be applied to repay outstanding Revolving Loans to the full extent thereof (without any reduction in the Revolving Commitments), together with accrued and unpaid interest thereon. Any mandatory prepayment of any L/C Revolving Loan pursuant to Section 2.13(h) and any voluntary prepayment of any L/C Revolving Loan pursuant to Section 2.12 shall be applied to repay outstanding L/C Revolving Loans to the fullest extent thereof, together with accrued and unpaid interest thereon.”

(m)Section 2.14(b). Section 2.14(b) of the Existing Agreement is hereby amended by adding the following parenthetical immediately after the phrase “pursuant to Section 2.13”:

“(other than Section 2.13(f))”

(n)Section 6.2(o).    Section 6.02(o) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“(o) Liens on L/C Cash Collateral or L/C Collateral Notes securing Indebtedness or other reimbursement obligations in respect of any Third Party Letter of Credit permitted pursuant to Section 6.01(k);”

(o)Section 6.07. Section 6.07 of the Existing Agreement is hereby amended by (i) deleting the word “and” at the end of subsection (p), (ii) deleting the period at the end of subsection (q) and replacing it with “; and”, and (iii) adding a new subsection (r) thereafter to read as follows:

“(r) Investments in L/C Collateral Notes in an aggregate principal amount not to exceed, at any time, the lesser of (i) $4,000,000 and (ii) the aggregate face amount of all outstanding Third Party Letters of Credit permitted pursuant to Section 6.01(k) at such time which are not otherwise secured by L/C Cash Collateral.”

(p)Section 10.24(b). Section 10.24(b) of the Existing Agreement is hereby amended by deleting the term “Excluded Subsidiary” and replacing it with “Immaterial Subsidiary”.

3.Conditions Precedent to Amendment. The satisfaction of or waiver of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof (the date of such effectiveness being herein called the “Effective Date”):

(a)Administrative Agent shall have received this Amendment duly and validly executed by the parties hereto, in form and substance satisfactory to Administrative Agent.

(b)Before and after giving effect to this Amendment, the representations and warranties contained in the Existing Agreement, this Amendment and the other Credit Documents shall be true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

(c)Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the Effective Date.

4.Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

5.Representations and Warranties. Each Credit Party hereby represents and warrants to Administrative Agent, the Collateral Agent, and the Lenders that:

(a)The representations and warranties in the Existing Agreement and the other Credit Documents are true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case, such representations and warranties are true and correct in all material respects as of such earlier date.

(b)The execution, delivery and performance of this Amendment are within such Credit Party’s limited liability company or corporate powers, have been duly authorized by all necessary limited liability company or corporate action on the part of such Credit Party, and are not in contravention of the terms of such Credit Party’s Organizational Documents.

(c)This Amendment has been duly executed and delivered by such Credit Party, and this Amendment and the Amended Agreement constitute the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability and general principles of equity.

(d)The execution, delivery and performance of this Amendment by such Credit Party and the consummation of the transactions contemplated hereby do not and will not violate any law, governmental rule or regulation applicable to such Credit Party, or any order, judgment or decree of any court or other agency of a government binding on such Credit Party, or any Contractual Obligation of any Credit Party, except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e)Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the Effective Date.

(f)Since the date of the most recent balance sheet included in the financial statements delivered to Administrative Agent, no event, circumstance or change has occurred that has caused or evidences, either individually or in the aggregate, a Material Adverse Effect.

6.	Entire Agreement; Effect of Amendment.

(a)This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede any and all prior or contemporaneous amendments relating to the subject matter hereof. There are no oral agreements among the parties pertaining to the subject matter hereof. Each of the Existing Agreement and the other Credit Documents (each as amended, modified or waived hereby) shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a consent to, as a waiver of or as an amendment of, any right, power, or remedy of any Agent or Lender, as in effect prior to the date hereof. To the extent any express terms or provisions of this Amendment conflict with those of the Existing Agreement or other Credit Documents, the terms and provisions of this Amendment shall control.

(b)Except as expressly provided in Section 2 above, all of the other terms, provisions and conditions of the Existing Agreement and the other Credit Documents shall remain and continue in full force and effect. Each of the Credit Parties is hereby notified that irrespective of (i) any waivers previously granted by any Agent or Lender regarding the Existing Agreement and the Credit Documents, (ii) any previous failures or delays of any Agent or the Lenders in exercising any right, power or privilege under the Existing Agreement or the Credit Documents or (iii) any previous failures or delays of any Agent or the Lenders in the monitoring or in the requiring of compliance by any Credit Party with the duties, obligations, and agreements of any Credit Party in the Existing Agreement and the Credit Documents, hereafter, each Credit Party will be expected to comply strictly with its duties, obligations and agreements under the Credit Agreement and the other Credit Documents. Except as expressly provided above, nothing contained in this Amendment or any other communication between any Agent and/or

Lenders and the Credit Parties shall be a waiver of any past, present or future violation, Default or Event of Default of the Credit Parties under the Credit Agreement or any Credit Documents. Similarly, each of the Agent and the Lenders hereby expressly reserves any rights, privileges, and remedies under the Credit Agreement and each Credit Document that any Agent or the Lenders may have with respect to each violation, Default or Event of Default, and any failure by any Agent or the Lenders to exercise any right, privilege or remedy as a result of the violation set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of any Agent or the Lenders at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Credit Documents, (ii) amend or alter any provision of the Credit Agreement or any Credit Documents or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Credit Parties or any rights, privilege or remedy of any Agent or the Lenders under the Credit Agreement or any Credit Documents or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by any Agent or the Lenders to any prior, existing or future violations of the Credit Agreement or any Credit Document or to any other transaction involving the Credit Parties.

7.Counterparts; Electronic Execution. This Amendment is a Credit Document. This Amendment may be executed in any number of counterparts (and by the different parties hereto in different counterparts), each of which when so executed and delivered shall be deemed an original, but all of such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, PDF copy or other electronic transmission shall be effective as delivery of an original manually executed counterpart of this Amendment.

8.Further Assurances. Each Credit Party agrees to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as may be reasonably necessary to carry out the intent of this Amendment.

9.Consent and Ratification of Guarantors. Each of the undersigned Guarantors hereby (a) consents to the transactions contemplated by this Amendment; (b) acknowledges and reaffirms its obligations owing to Administrative Agent, the Collateral Agent, and each Lender under any Credit Document (as amended, modified or waived hereby) to which it is a party; and (c) agrees that each of the Credit Documents (as amended, modified or waived hereby) to which it is a party is and shall remain in full force and effect. Although each of the undersigned Guarantors has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Administrative Agent, the Collateral Agent, and the Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.

10.	Miscellaneous.

(a)Upon the effectiveness of this Amendment, each reference in the Existing Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Existing Agreement shall mean and refer to the Amended Agreement.

(b)Upon the effectiveness of this Amendment, each reference in the Credit Documents to the “Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Existing Agreement shall mean and refer to the Amended Agreement.

(c)Company shall promptly reimburse Administrative Agent for actual and reasonable expenses incurred by Administrative Agent in connection with the preparation and execution of this Amendment (including, without limitation, reasonable and documented fees, expenses and disbursements of legal counsel to Agent) in accordance with Section 10.02 of the Credit Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

COMPANY:	TAO GROUP OPERATING LLC

By: /s/ Richard Wolf
Name: Richard Wolf
Title: Co-President

HOLDINGS:	TAO GROUP INTERMEDIATE HOLDINGS LLC

By: /s/ Richard Wolf
Name: Richard Wolf
Title: Co-President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

GUARANTOR SUBSIDIARIES:	11TH STREET HOSPITALITY LLC
289 HOSPITALITY, LLC
5 CHINESE BROTHERS LLC
55TH STREET HOSPITALITY HOLDINGS, LLC
57TH STREET HOSPITALITY GROUP, LLC
ALA HOSPITALITY LLC
ASIA CHICAGO MANAGEMENT LLC
ASIA FIVE EIGHT LLC
ASIA LAS VEGAS LLC
ASIA LOS ANGELES LLC
ASIA ONE SIX LLC
AVENUE HOSPITALITY GROUP, LLC
B&E LOS ANGELES LLC
BAYSIDE HOSPITALITY GROUP LLC
BD STANHOPE, LLC
BOWERY HOSPITALITY ASSOCIATES LLC
BUDDHA BEACH LLC
BUDDHA ENTERTAINMENT LLC
CHELSEA HOSPITALITY ASSOCIATES LLC
CHELSEA HOSPITALITY PARTNERS, LLC
CHINA MANAGEMENT, LLC
DEARBORN VENTURES LLC
GENCO LAND DEVELOPMENT CORP.
GUAPO BODEGA LAS VEGAS LLC
GUAPO BODEGA LLC
LOWER EAST SIDE HOSPITALITY LLC
MADISON ENTERTAINMENT ASSOCIATES LLC
NINTH AVENUE HOSPITALITY LLC
ROOF DECK AUSTRALIA, LLC
ROOF DECK ENTERTAINMENT LLC
RMC LICENSING LLC
RMNJ LICENSING LLC
RPC LICENSING LLC

By: /s/ Richard Wolf
Name: Richard Wolf
Title: Co-President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

GUARANTOR SUBSIDIARIES (Cont’d):	SEVENTH AVENUE HOSPITALITY LLC
STANTON SURF CLUB LLC
STRATEGIC DREAM LOUNGE, LLC
STRATEGIC DREAM MIDTOWN BL, LLC
STRATEGIC DREAM MIDTOWN LL, LLC
STRATEGIC DREAM MIDTOWN RT, LLC
STRATEGIC DREAM RESTAURANT, LLC
STRATEGIC DREAM ROOFTOP, LLC
STRIP VIEW ENTERTAINMENT LLC
TAO GROUP MANAGEMENT LLC
TAO LICENSING LLC
TG HOSPITALITY GROUP, LLC
TSPW MANAGERS LA, LLC
VIP EVENT MANAGEMENT LLC
WPTS, LLC

By: /s/ Richard Wolf
Name: Richard Wolf
Title: Co-President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P.,
as Administrative Agent and Collateral Agent

By:    /s/ Stephen W. Hipp
Name:    Stephen W. Hipp
Title:    Senior Vice President

GOLDMAN SACHS SPECIALTY LENDING HOLDINGS, INC.,
as a Lender

By:    /s/ Stephen W. Hipp
Name:    Stephen W. Hipp
Title:    Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

PROVIDENCE DEPT FUND III LP, as a Lender

By:	Providence Debt Fund III GP L.P., its general partner

By:	Providence Debt Fund III Ultimate GP Ltd., its general partner

By: /s/ Bryan Martoken
Name:     Bryan Martoken
Title:     Director

BENEFIT STREET PARTNERS SMA-C SPV LP, as a Lender

By:	Benefit Street Partners L.L.C., its investment advisor

By: /s/ Bryan Martoken
Name:     Bryan Martoken
Title:     Chief Financial Officer

BENEFIT STREET PARTNER SMA-C LP, as a Lender

By:	Benefit Street Partners L.L.C., its investment advisor

By: /s/ Bryan Martoken
Name:     Bryan Martoken
Title:     Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BENEFIT STREET PARTNER SMA LM LP, as a Lender

By:	Benefit Street Partners SMA LM GP L.P., its general partner

By:	Benefit Street Partners SMA LM Ultimate GP LLC, its general partner

By: /s/ Bryan Martoken
Name:     Bryan Martoken
Title:     Director

BENEFIT STREET PARTNER CAPITAL OPPORTUNITY FUND SPV LLC, as a Lender

By:	Benefit Street Partners Capital Opportunity Fund L.P., its managing member

By:	Benefit Street Partners Capital Opportunity Fund GP L.P., its general partner

By:	Benefit Street Partners Capital Opportunity Fund Ultimate GP LLC, its general partner

By: /s/ Bryan Martoken
Name:     Bryan Martoken
Title:     Director

BENEFIT STREET PARTNER CAPITAL
OPPORTUNITY FUND LP, as a Lender

By:	Benefit Street Partners Capital Opportunity Fund GP L.P., its general partner

By:	Benefit Street Partners Capital Opportunity Fund Ultimate GP LLC, its general partner

By: /s/ Bryan Martoken
Name:     Bryan Martoken
Title:     Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FORTRESS CREDIT OPORTUNITIES III CLO LP, as a Lender

By:	FCO III CLO GP LLC, its general partner

By: /s/ Constantine M. Dakolias
Name:     Constantine M. Dakolias
Title:     President

FORTRESS CREDIT OPORTUNITIES V CLO LIMITED, as a Lender

By:	FCO V CLO CM LLC, its collateral manager

By: /s/ Constantine M. Dakolias
Name:     Constantine M. Dakolias
Title:     President

FORTRESS CREDIT OPORTUNITIES VII CLO LIMITED, as a Lender

By:	FCO VII CLO CM LLC, its collateral manager

By: /s/ Constantine M. Dakolias
Name:     Constantine M. Dakolias
Title:     President

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP, as a Lender

By:	Drawbridge Special Opportunities GP LLC, its general partner

By: /s/ Constantine M. Dakolias
Name:     Constantine M. Dakolias
Title:     President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]